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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                    Proxy Statement Pursuant To Section 14(a)
                     Of The Securities Exchange Act Of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential,   Use  of  the   Commission   Only  (as   permitted  by  Rule
     14a-6(e)(2))Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12


                            Sundog Technologies, Inc.
                            -------------------------
                (Name of Registrant as Specified in its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:
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


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held February 22, 2001

                            Sundog Technologies, Inc.

To the Shareholders of
Sundog Technologies, Inc.:

         You are cordially invited to attend the Special Meeting of Shareholders of Sundog Technologies, Inc. (the "Company"), which will be held on Thursday, February 22, 2001, at 10 a.m., at the principal office of the Company located at 10542 South Jordan Gateway, Suite 200, South Jordan, Utah 84005 (the "Special Meeting"), for the following purpose, which is more fully described in the Proxy Statement accompanying this Notice:

         (i) To consider and vote upon a proposal to amend the Company's Certificate of Incorporation in order to change the name of the Company from "Sundog Technologies, Inc." to "Arkona Inc."

         The Board of Directors has fixed the close of business on January 5, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.

         All shareholders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the Special Meeting, you are urged to vote, sign, date, and return the enclosed Proxy as promptly as possible in the enclosed postage-prepaid envelope. Shareholders attending the Special Meeting may vote in person even if they have returned a Proxy.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              By: /s/ Alan Rudd
                              -----------------
                                      Alan Rudd, President

Dated: January 16, 2001




                                    IMPORTANT

         Whether or not you expect to attend the Special Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are present at the Special Meeting and desire to vote your shares personally.

                            Sundog Technologies, Inc.
                           10542 South Jordan Gateway
                                    Suite 200
                            South Jordan, Utah 84005


                              --------------------
                                 PROXY STATEMENT
                              --------------------


                       For Special Meeting of Shareholders

                                February 22, 2001


                             SOLICITATION OF PROXIES

         This Proxy Statement is being furnished to the shareholders of Sundog Technologies, Inc., a Delaware corporation ("Sundog" or the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies from holders of outstanding shares of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Special Meeting of Shareholders of the Company to be held Thursday, February 22, 2001, and at any adjournment or postponement thereof (the "Special Meeting"). This Proxy Statement, the Notice of Special Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about January 17, 2001.

         The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone, facsimile transmission, e-mail or web posting. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Common Stock for the forwarding of solicitation materials to such beneficial owners, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

                                     VOTING

Record Date

         The Board of Directors has fixed the close of business on January 5, 2001 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 13,594,911 shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date are entitled to cast one vote per share on each matter submitted to a vote at the Special Meeting. Accordingly, 13,594,911 votes are entitled to be cast on each matter submitted to a vote at the Special Meeting.

Proxies

         Shares of Common Stock which are entitled to be voted at the Special Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) FOR the approval of the amendment to our Certificate of Incorporation effecting the change of the name of the Company to "Arkona, Inc.", and (ii) in the discretion of the proxy holders as to any other matters which may properly come before the Special Meeting.

         A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Special Meeting by executing and returning a proxy bearing a later date, by filing with the Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Special Meeting.

Quorum and Required Vote

         A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Special Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum.

         The proposed amendment to the Company's Certificate of Incorporation changing the name of the Company, will be approved, in accordance with Delaware law, if a majority of the outstanding shares of Common Stock are cast in favor of the matter. As a result, abstentions and broker non-votes will be the equivalent of votes against such proposed amendment.

PROPOSAL NO. 1 - AMENDMENT OF CERTIFICATE OF INCORPORATION IN ORDER TO CHANGE THE NAME OF THE COMPANY

         The Board has proposed to amend the Certificate of Incorporation of the Company for the purpose of changing the name of the Company from "Sundog Technologies, Inc." to "Arkona, Inc." A copy of the proposed Certificate of Amendment of Certificate of Incorporation (the "Amendment") that we intend to use to effect the name change, if the name change is approved by shareholders, is attached hereto as Appendix A. If the Amendment is approved at the Shareholder's meeting, the Company intends to promptly sign the Amendment and send it to the Delaware Secretary of State for filing. The Amendment will be effective on February 28, 2001.

Purpose of Proposed Name Change

         The primary purpose for changing the name of the Company is to avoid the anticipated litigation costs associated with defending the Company's right to use the name "Sundog." The Company has received a letter and supporting materials from Sun Microsystems, Inc. alleging that the Company's use of the name and mark "Sundog" infringes on Sun Microsystems' mark "Sun" and threatening to take further legal action if the Company did not take steps to discontinue its use of the name "Sun." Although the Company does not believe that the name "Sundog" infringes on any of Sun Microsystems' marks, the Board believes that the trademark or other value associated with the name "Sundog" does not justify the expected costs associated with litigation and the risk that such litigation would not be unsuccessful. Accordingly, in order to avoid such litigation, the Board decided to propose a new name for the Company.

         In selecting a new name, management and the Board considered several options but determined to recommend the name "Arkona, Inc." to shareholders of the Company. The Company was organized in 1992 under the name "The Thorsden Group, Ltd." for the purpose of seeking and acquiring business opportunities. In October 1997, the Company acquired Arkona, Inc., a Utah corporation, which was developing the Company's Universal Update(TM) product. The name "Arkona" has been associated with the Company and one of the Company's flagship products, Universal Update(TM), for several years. Because of this historical association of the name Arkona with the Company, management and the Board believe that "Arkona, Inc" is an appropriate new name for the Company.

Exchange of Share Certificates

         Validly issued certificates representing shares of Common Stock in the form approved by the Company when the Company's name was the "The Thorsden Group, Ltd." or "Sundog Technologies, Inc." shall, after February 28, 2001, for all purposes be recognized as validly issued certificates of "Arkona, Inc." and shall represent one share of Common Stock for each share of Common Stock represented by such certificate prior to February 28, 2001. Each holder of record of a certificate for one or more shares of Common Stock as of February 28, 2001, shall be entitled to receive, as soon as practicable, and upon surrender of each certificate to the officer or agent having charge of the stock transfer books of the Company, a certificate or certificates with the name "Arkona, Inc." for each share of Common Stock represented by the certificate of such holder immediately prior to the effective time. Any legends set forth on any existing certificate will also be set forth on the corresponding replacement certificate.

         The Board of Directors recommends a vote FOR the amendment to the Certificate of Incorporation to effect a change of the name of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Holders

         The following table sets forth information as of December 31, 2000 with respect to the beneficial ownership of shares of the Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, by each director, by each person who served as the Chief Executive Officer of the Company during the fiscal year ended March 31, 2000 and by all directors and officers as a group. Unless otherwise noted, each person named has sole voting and investment power with respect to the shares indicated.

                                                                                Beneficial Ownership as of
                                                                                   December 31, 2000(1)
                                                                        ---------------------------------------------
         Name and Address of Beneficial Owner                           Number of Shares       Percentage of Class(2)
         ------------------------------------------------------------------------------------------------------------
         Directors and Named Executive Officers
         --------------------------------------
         Alan Rudd  (CEO, President, Director)
         6769 Walker Mill Dr.
         Salt Lake City, UT 84124                                          1,087,000(3)              7%

         Bryan Allen (Director)
         2172 East Kensington Avenue
         Salt Lake City, UT  84093                                         -0-                       *

         Richard Holland (Director and Executive Vice President)
         3257 Shelby Court
         Salt Lake City, Utah 84121                                        731,000                   5%

         Carl Steffens (Interim CEO Aug. - Nov. 1999)
         1530 Tiptoe Lane
         Los Altos, CA  94024                                              125,000(3)                *

         Stephen Russell  (CEO Apr. - Aug. 1999)
         134 Montelena Court
         Mountain View, CA 94040                                           250,000                   1%

         Principal Holders of Common Stock
         ---------------------------------

         Caldera Holdings LLC
         36 South State St.
         Suite 2000
         Salt Lake City, UT 84111                                          1,550,000(4)              11%

         John Blumenthal
         4432 Emigration Canyon
         Salt Lake City, UT 84108                                          828,000                   6%

         All officers and directors as a group (8 persons)                 1,943,501(5)              14%

* Less than one percent
 ---------------------------

(1) Beneficial ownership as a percentage of the class for each person holding options, warrants or other rights exercisable within 60 days of December 31, 2000 has been calculated as though shares of Common Stock subject to such options were outstanding, but such shares have not been deemed outstanding for the purpose of calculating the percentage of the class owned by any other person.

(2) The percentage indicated represents the number of shares of Common Stock, warrants and options exercisable within 60 days of December 31, 2000 held by the indicated shareholder divided by the sum of (a) the number of shares subject to options exercisable by such shareholder within 60 days and (b) 13,594,911, which is the number of shares of Common Stock issued and outstanding as of December 31, 2000.

(3) Includes 125,000 options to purchase Common Stock exercisable within 60 days of December 31, 2000.

(4) Caldera became beneficial owner of such shares pursuant to an agreement with certain founding founding shareholders wherein Caldera was given the right to grant derivative options to third parties with respect to 3,761,500 of such shares in order to encourage the development and increased productivity of Sundog. Although Caldera does not have the right to receive any dividends or financial benefits associated with such shares, Caldera is considered the beneficial owner of the shares subject to its agreement with the founding shareholders because it has dispositive power and voting power with respect thereto.

(5) Includes 131,000 options to purchase Common Stock exercisable within 60 days of December 31, 2000.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Special Meeting. However, if any further business should properly come before the Special Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

                             ADDITIONAL INFORMATION

         The Company will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Company's S Report on Form 10-KSB/A for the fiscal year ended March 31, 2001, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested and payment is made for actual reproduction costs of such exhibits), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to Stephen Russo at 10542 South Jordan Gateway, Suite 200, South Jordan, Utah, 84005, phone number: 801.501.7100, facsimile number: 801.501.0701.

                                   Appendix A

                        Proposed Certificate of Amendment
                                       of
                          Certificate of Incorporation



                                 [see attached]

                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION

         SunDog Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that said amendment be considered at the next special meeting of shareholders. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that the Certificate of Incorporation of this corporation be amended by deleting the Article thereof numbered "First" in its entirety and replacing it with the following.

                 FIRST: The name of the Company is Arkona, Inc.
                 -----

         SECOND: That thereafter, the Special meeting of the Company was duly called and held upon on February 22, 2001 at 10:00 a.m. (the "Special Meeting"), at which Special Meeting the necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation shall not be reduced under or by reason of the amendment.

         FIFTH: That the amendment set forth in this Certificate of Amendment shall be effective as of the later of (a) the date this amendment is filed by the Secretary of State of the State of Delaware, and (b) February 2, 2001.

         IN  WITNESS  WHEREOF,   Sundog  Technologies,   Inc.  has  caused  this
certificate   to  be  signed  by  Alan  Rudd,   an  Authorized   Officer,   this
                     day of                   , 2001.
---------------------       ------------------

                                            By: /s/ Alan Rudd
                                            -----------------
                                                    Alan Rudd, President

                                      PROXY
                            SUNDOG TECHNOLOGIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Alan Rudd and Steve Russo, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of Sundog Technologies, Inc., a Delaware corporation (the "Company"), held of record by the undersigned on January 5, 2001 at the Special Meeting of Shareholders (the "Annual Meeting") to be held at the principal office of the Company located at 10542 South Jordan Gateway, Suite 2000, South Jordan, Utah 84005 on Thursday, February 22, 2001, at 10:00 a.m. MST, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1. PROPOSAL TO APPROVE an amendment to the Company's Articles of Incorporation to effect a change of the name of the Company from "Sundog Technologies, Inc." to "Arkona, Inc."

     [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY.

     Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

DATED:                                  ,  2001
       ---------------------------------


                                     ----------------------------------------
                                     Signature




                                     ----------------------------------------
                                     Signature if held jointly

     (Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)